UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14A-101)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a party other than the Registrant [  ]

Check the appropriate box:

[  ] Preliminary Proxy Statement

[  ] Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))

[X] Definitive Proxy Statement

[  ] Definitive Additional Materials

[  ] Soliciting Material under Rule 14a-12

LION COPPER AND GOLD CORP.

(Name of Registrant as Specified In Its Charter)

__________________________________________________________
Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

[X] No fee required

[  ] Fee paid previously with preliminary materials.

[  ] Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

TAKE NOTICE that the annual general meeting (the "Meeting") of the shareholders of Lion Copper and Gold Corp. (the "Company") will be held at Suite #1200 - 750 West Pender Street, Vancouver, British Columbia, Canada on July 25, 2025 at 9:00 a.m. (Pacific Time) for the following purposes:

1. to receive and consider the annual financial statements of the Company for the fiscal year ended December 31, 2024, together with the report of the auditor thereon;

2. to fix the number of directors of the Company at three;

3. to elect directors of the Company for the ensuing year;

4. to re-appoint MNP LLP, Chartered Professional Accountants as the auditor of the Company for the ensuing year and to authorize the directors to fix the remuneration to be paid to the auditor;

5. to authorize and approve the Company's 20% rolling stock option plan, as more particularly set forth in the accompanying Information Circular; and

6. to transact any other business which may properly come before the Meeting, or any adjournment or postponement thereof.

Accompanying this Notice is an Information Circular, a form of proxy (the "Proxy") or voting instruction form, and a request card for use by Shareholders who wish to receive the Company's interim and/or annual financial statements. The Information Circular provides additional information relating to the matters to be considered at the Meeting and forms part of this Notice.

The Board of Directors has fixed the close of business on June 16, 2025 as the record date for determining the shareholders who are entitled to receive notice of, and to vote at, the Meeting or any adjournment thereof. A shareholder entitled to vote at the Meeting is entitled to appoint a proxyholder to attend and vote in his/her stead. If you are unable to attend the Meeting, or any adjournment thereof, in person, please date, execute, and return the enclosed Proxy in accordance with the instructions set out in the notes to the Proxy and any accompanying information from your intermediary.

DATED at Vancouver, British Columbia, this 16th day of June, 2025.

ON BEHALF OF THE BOARD OF DIRECTORS

By:	"Charles Travis Naugle"
Co-Chairman of the Board

These securityholder materials are being sent to both registered and non-registered owners of the securities. If you are a non-registered owner, and the Company or its agent has sent these materials directly to you, your name and address and information about your holdings of securities, have been obtained in accordance with applicable securities regulatory requirements from the intermediary holding on your behalf. By choosing to send these materials to you directly, the Company (and not the intermediary holding on your behalf) has assumed responsibility for (i) delivering these materials to you, and (ii) executing your proper voting instructions. Please return your voting instructions as specified in the request for voting instructions.

PROXY STATEMENT AND INFORMATION CIRCULAR

ANNUAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 25, 2025

In this Proxy Statement and Information Circular, all references to "$" are references to United States dollars and all references to "C$" are references to Canadian dollars. As at June 16, 2025, one Canadian dollar was equal to approximately 0.7376 in U.S. Currency.

GENERAL

The enclosed proxy is solicited by the Board of Directors (the "Board") of Lion Copper and Gold Corp., incorporated in British Columbia, Canada (the "Company" or "Lion"), for use at the Annual General Meeting of Shareholders (the "Meeting") of the Company to be held at 9:00 a.m. (Pacific time) on July 25, 2025, or at any adjournment or postponement thereof.

This Proxy Statement and the accompanying proxy card are being mailed to our shareholders on or about June 25, 2025.

The cost of solicitation will be paid by the Company. The solicitation will be made primarily by mail. Proxies may also be solicited personally or by telephone by certain of the Company's directors, officers and regular employees, who will not receive additional compensation, therefore. In addition, the Company will reimburse brokerage firms, custodians, nominees and fiduciaries for their expenses in forwarding solicitation materials to beneficial owners.

Our administrative offices are located at 143 S Nevada St, Yerington, Nevada, 89447.

In this Information Circular, references to "Common Shares" means common shares without par value in the capital of the Company. "Registered Shareholders" means Shareholders whose names appear on the records of the Company as the registered holders of Common Shares. "Non-Registered Shareholders" means Shareholders who do not hold Common Shares in their own name. "Intermediaries" refers to brokers, investment firms, clearing houses and similar entities that own securities on behalf of Non-Registered Shareholders.

GENERAL PROXY INFORMATION

Solicitation of Proxies

The solicitation of proxies will be primarily by mail, but proxies may be solicited personally or by telephone by directors, officers and regular employees of the Company. The Company will bear all costs of this solicitation. We have arranged to send meeting materials directly to Registered Shareholders, as well as Non-Registered Shareholders who have consented to their ownership information being disclosed by the Intermediary holding the Common Shares on their behalf (non-objecting beneficial owners). We have not arranged for Intermediaries to forward the meeting materials to Non-Registered Shareholders who have objected to their ownership information being disclosed by the Intermediary holding the Common Shares on their behalf (objecting beneficial owners). As a result, objecting beneficial owners will not receive the Information Circular and associated meeting materials unless their Intermediary assumes the costs of delivery.

Appointment and Revocation of Proxies

The individuals named in the accompanying form of proxy (the "Proxy") are officers of the Company or solicitors for the Company. If you are a Registered Shareholder, you have the right to attend the Meeting or vote by proxy and to appoint a person or company other than the person designated in the Proxy, who need not be a Shareholder, to attend and act for you and on your behalf at the Meeting. You may do so either by inserting the name of that other person in the blank space provided in the Proxy or by completing and delivering another suitable form of Proxy.

If you are a Registered Shareholder and wish to have your shares voted at the Meeting, you will be required to submit your vote by proxy. Registered Shareholders electing to submit a proxy may do so by completing, dating and signing the enclosed form of Proxy and returning it to the Company's transfer agent, Computershare Investor Services Inc. ("Computershare"), in accordance with the instructions on the Proxy. Alternatively, Registered Shareholders may vote their shares via the internet or by telephone as per the instructions provided on the Proxy.

In all cases you should ensure that the Proxy is received at least 48 hours (excluding Saturdays, Sundays and holidays) before the Meeting or the adjournment or postponement thereof at which the Proxy is to be used.

Every Proxy may be revoked by an instrument in writing:

(i) executed by the Shareholder or by his/her attorney authorized in writing or, where the Shareholder is a company, by a duly authorized officer or attorney of the company; and

(ii) delivered either to the registered office of the Company at any time up to and including the last business day preceding the day of the Meeting or any adjournment or postponement thereof, at which the Proxy is to be used, or to the chairman of the Meeting on the day of the Meeting or any adjournment or postponement thereof, or in any other manner provided by law.

Only Registered Shareholders have the right to revoke a Proxy. Non-Registered Shareholders who wish to change their vote must, at least seven days before the Meeting, arrange for their respective Intermediaries to revoke the Proxy on their behalf. If you are a Non-Registered Shareholder, see "Voting by Non-Registered Shareholders" below for further information on how to vote your Common Shares.

Exercise of Discretion by Proxyholder

If you have the right to vote by proxy, the persons named in the Proxy will vote or withhold from voting the Common Shares represented thereby in accordance with your instructions. If you specify a choice with respect to any matter to be acted upon, your Common Shares will be voted accordingly. The Proxy confers discretionary authority on the persons named therein with respect to:

(i) each matter or group of matters identified therein for which a choice is not specified;

(ii) any amendment to or variation of any matter identified therein;

(iii) any other matter that properly comes before the Meeting; and

(iv) exercise of discretion of the proxyholder.

In respect of a matter for which a choice is not specified in the Proxy, the persons named in the Proxy will vote the Common Shares represented by the Proxy for the approval of such matter. Management is not currently aware of any other matters that could come before the Meeting.

Voting by Registered Shareholders

If you are a Registered Shareholder, you may wish to vote by proxy whether or not you are able to attend the Meeting in person. Registered Shareholders electing to submit a proxy may do so by completing, dating and signing the enclosed form of proxy and returning it to the Company's transfer agent, Computershare Investor Services Inc., in accordance with the instructions on the Proxy.

In all cases you should ensure that the Proxy is received at least 48 hours (excluding Saturdays, Sundays and holidays) before the Meeting or the adjournment thereof at which the proxy is to be used. If completed Proxies are received after said deadline, they shall not be accepted for the purpose of voting at the Meeting unless authorized by the Chairman of the Meeting, in his or her sole discretion.

Voting by Non-Registered Shareholders

The following information is of significant importance to Shareholders who do not hold Common Shares in their own name. Non-Registered Shareholders should note that the only Proxies that can be recognized and acted upon at the Meeting are those deposited by Registered Shareholders.

If Common Shares are listed in an account statement provided to a Shareholder by an Intermediary, then in almost all cases those Common Shares will not be registered in the Shareholder's name on the records of the Company. Such Common Shares will more likely be registered under the name of the Shareholder's Intermediary or an agent of that Intermediary. In Canada, the vast majority of such Common Shares are registered under the name of CDS & Co. as nominee for The Canadian Depositary for Securities Limited (which acts as depositary for many Canadian brokerage firms and custodian banks), and in the United States, under the name of Cede & Co. as nominee for The Depository Trust Company (which acts as depositary for many United States brokerage firms and custodian banks).

If you have consented to disclosure of your ownership information, you will receive a request for voting instructions from the Company (through Computershare). If you have declined to disclose your ownership information, you may receive a request for voting instructions from your Intermediary if they have assumed the cost of delivering the Information Circular and associated meeting materials. Every Intermediary has its own mailing procedures and provides its own return instructions to clients. However, most Intermediaries now delegate responsibility for obtaining voting instructions from clients to Broadridge Financial Solutions, Inc. ("Broadridge") in the United States and in Canada.

If you are a Non-Registered Shareholder, you should carefully follow the instructions on the voting instruction form received from Computershare or Broadridge in order to ensure that your Common Shares are voted at the Meeting. The voting instruction form supplied to you will be similar to the Proxy provided to the Registered Shareholders by the Company. However, its purpose is limited to instructing the Intermediary on how to vote on your behalf.

The voting instruction form sent by Computershare or Broadridge will name the same persons as the Company's proxy to represent you at the Meeting. Although as a Non-Registered Shareholder you may not be recognized directly at the Meeting for the purposes of voting Common Shares registered in the name of your Intermediary, you, or a person designated by you (who need not be a Shareholder), may attend at the Meeting as Proxyholder for your Intermediary and vote your Common Shares in that capacity. To exercise this right to attend the meeting or appoint a Proxyholder of your own choosing, you should insert your own name or the name of the desired representative in the blank space provided in the voting instruction form. Alternatively, you may provide other written instructions requesting that you or your desired representative attend the Meeting as Proxyholder for your Intermediary. The completed voting instruction form or other written instructions must then be returned in accordance with the instructions on the form.

If you receive a voting instruction form from Computershare or Broadridge, you cannot use it to vote Common Shares directly at the Meeting. The voting instruction form must be completed as described above and returned in accordance with its instructions well in advance of the Meeting in order to have the Common Shares voted.

VOTING PROCEDURE

A quorum for the transaction of business at the Meeting is, subject to the special rights and restrictions attached to the share of any class or series of shares, one person who is a shareholder, or who is otherwise permitted to vote shares of the Company at a meeting of shareholders pursuant to its articles, present in person or by proxy. Broker non-votes occur when a person holding shares through a bank or brokerage account does not provide instructions as to how his or her shares should be voted, and the broker does not exercise discretion to vote those shares on a particular matter. Abstentions and broker non-votes will be included in determining the presence of a quorum at the Meeting. However, an abstention or broker non-vote will not have any effect on the outcome for the election of directors.

Shares for which proxy cards are properly executed and returned will be voted at the Meeting in accordance with the directions noted thereon or, in the absence of directions, will be voted "FOR" fixing the number of directors at three, "FOR" the election of each of the nominees to the Board named in this Proxy Statement, "FOR" the appointment of MNP LLP, as independent auditors of the Company for the fiscal year ending December 31, 2025 and to authorize the directors to fix their remuneration, and "FOR" the approval of the Company's 20% rolling stock option plan. It is not expected that any matters other than those referred to in this Proxy Statement will be brought before the Meeting. If, however, other matters are properly presented, the persons named as proxies will vote in accordance with their discretion with respect to such matters.

To be effective, each matter which is submitted to a vote of shareholders, other than for the election of directors and the approval of auditors, must be approved by a majority of the votes cast by the shareholders voting in person or by proxy at the Meeting. The ordinary resolutions requiring "disinterested" shareholder approval for the passing of same must be approved by a simple majority of the votes cast by disinterested shareholders voting in person or by proxy at the Meeting.

RECORD DATE AND QUORUM

The Board has fixed the record date for the Meeting as the close of business on June 16, 2025 (the "Record Date"). Shareholders of record as at the Record Date are entitled to receive notice of the Meeting and to vote their Common Shares at the Meeting, except to the extent that any such Shareholder transfers any Common Shares after the Record Date and the transferee of those Common Shares establishes that the transferee owns the Common Shares and demands, not less than ten (10) days before the Meeting, that the transferee's name be included in the list of Shareholders entitled to vote at the Meeting, in which case, only such transferee shall be entitled to vote such Common Shares at the Meeting.

Under the Articles of the Company, the quorum for the transaction of business at a meeting of Shareholders is one person who is a shareholder, or who is otherwise permitted to vote shares of the Company at a meeting of shareholders pursuant to the Articles, present in person or by proxy.

VOTING SECURITIES AND PRINCIPAL HOLDERS OF VOTING SECURITIES

The Company's authorized capital consists of an unlimited number of Common Shares without par value. Each Common Share entitles the holder thereof to one vote on all matters to be acted upon at the Meeting. On the Record Date, there were 411,361,264 Common Shares issued and outstanding, each share carrying the right to one vote. Only shareholders of record at the close of business on the Record Date will be entitled to vote in person or by proxy at the Meeting or any adjournment thereof.

To the knowledge of the directors and executive officers of the Company, the beneficial owners or persons exercising control or direction over Company shares carrying more than 5% of the outstanding voting rights as at June 16, 2025 are:

Name and Address	Number of Shares(1)	Nature of Ownership	Approximate % of Total Issued and Outstanding
Tony Alford Kernersville, NC, USA	127,176,891	Direct and Jointly with Spouse	30.92%

Notes:

(1) The information relating to the above share ownership was obtained by the Company from insider reports and beneficial ownership reports on the most recent Form 4  filed with the SEC or available at www.sedi.ca, or from the shareholder.

(2) This figure does not include 15,234,794 shares registered to Mr. Alford's spouse, 59,768,240 Common Shares issuable pursuant to exercise of warrants, and 14,302,713 Common Shares issuable pursuant to exercise of options.

INTEREST OF CERTAIN PERSONS OR COMPANIES IN MATTERS TO BE ACTED UPON

Except as disclosed herein, no Person has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in matters to be acted upon at the Meeting other than the election of directors and the appointment of auditors and as set out herein.

For the purpose of this paragraph, "Person" shall include each person: (a) who has been a director, senior officer or insider of the Company at any time since the commencement of the Company's last fiscal year; (b) who is a proposed nominee for election as a director of the Company; or (c) who is an associate or affiliate of a person included in subparagraphs (a) or (b).

PARTICULARS OF MATTERS TO BE ACTED UPON

To the knowledge of the Company's directors, the only matters to be placed before the Meeting are those set forth in the accompanying Notice of Meeting and discussed below.

1. PRESENTATION OF FINANCIAL STATEMENTS

The audited annual financial statements of the Company for the financial year ended December 31, 2024, together with the auditor's report thereon, will be placed before the Meeting. The Company's financial statements are available on the System of Electronic Document Analysis and Retrieval (SEDAR+) website at www.sedarplus.ca.

2. ELECTION OF DIRECTORS

The Board proposes to fix the number of directors of the Company at three and that the following three nominees be elected as directors at the Meeting, each of whom will hold office until the expiration of their term or until his or her successor shall have been duly appointed or elected and qualified: Dr. Thomas Patton, Tony Alford and Charles Travis Naugle.

Unless otherwise instructed, it is the intention of the persons named as proxies on the accompanying proxy card to vote shares represented by properly executed proxies for the election of such nominees. Although the Board anticipates that the three nominees will be available to serve as directors of the Company, if any of them should be unwilling or unable to serve, it is intended that the proxies will be voted for the election of such substitute nominee or nominees as may be designated by the Board.

THE BOARD RECOMMENDS A VOTE "FOR" FIXING THE TOTAL NUMBER OF DIRECTORS AT THREE AND "FOR" THE ELECTION OF EACH OF THE THREE NOMINEES.

The Company has adopted a Majority Voting Policy in its Corporate Governance Principles. Pursuant to this Policy, any nominee proposed for election as a director in an uncontested election who receives, from the shares voted at the Meeting in person or by proxy, a greater number of shares withheld than shares voted in favour of his or her election, must promptly tender his or her resignation to the Chairman of the Board. Any such resignation shall take effect upon acceptance by the Board. The Compensation and Nomination Committee, if constituted, will expeditiously consider the director's offer to resign and, unless there are extraordinary circumstances, will recommend to the Board to accept such resignation. The Board will have 90 days to make a final decision and announce such decision, including any reasons for not accepting a resignation, by way of a press release. The applicable director will not participate in any Committee or Board deliberations after the resignation offer.

The following table sets out the names of the nominees, their positions and offices in the Company, principal occupations, the period of time that they have been directors of the Company, and the number of shares of the Company which each beneficially owns or over which control or direction is exercised.

Name, Residence and Present Position within the Company	Director Since	Principal Occupation(1)
Dr. Thomas Patton(2) Maple Falls, WA, USA Director and Co-Chairman	November 6, 1998	Co-Chairman of the Company.
Tony Alford(2) Kernersville, NC, USA Director	September 13, 2021	Founder and President of PBA Consultants Inc., a firm specializing in tax savings and cost reduction services.
Charles Travis Naugle(2) Golden, CO, USA Director and Co-Chairman	June 18, 2021	Founder, director and advisor for various enterprises in the natural resource sector.

Notes:

(1) The information as to principal occupation, business or employment and Common Shares beneficially owned or controlled or directed is not within the knowledge of management of the Company and has been furnished by the respective nominees. Unless otherwise stated above, the nominees named above have held the principal occupation or employment indicated for at least the five preceding years.

(2) Member of the audit committee of the Company.

Dr. Thomas Patton - Mr. Patton is the former President and COO of Western Silver, and Senior VP Exploration and Business Development, Kennecott, and Managing Director of Rio Tinto Mining and Exploration, South America. Mr. Patton has worked as a resource exploration geologist for over 40 years. He notably headed the Western Silver team that discovered and delineated the world's largest silver reserve, Penasquito, and subsequently sold it to Glamis Gold (now Goldcorp) for $1.2 billion in 2006.

Tony Alford - Mr. Alford has a history of executive leadership, including serving as a director of Revett Minerals Inc. in 2009 and 2010, where he was part of the team that rang the bell on the NYSE Amex listing of the company. Mr. Alford is the founder and president of PBA Consultants Inc., a firm specializing in tax savings and cost reduction services, for many of the fortune 500 companies across the United States. In 1993, Mr. Alford founded Alford Investments focusing on real estate investment properties, pharmacy distribution, food-related and natural resource companies.

Charles Travis Naugle - Mr. Naugle is a seasoned executive and officer in gold, copper, and strategic & critical metals mining companies. He participated in the design, construction, and operation of mining projects in the U.S., Eurasia, Russia, and Asia. His track record includes a focus on environmental and sustainability initiatives in collaboration with local and indigenous peoples, numerous asset- and company-level transactions, negotiating international joint ventures, and securing a bilateral mining treaty between two sovereign nations. A licensed Professional Engineer, Mr. Naugle received his MBA from the University of Chicago Booth School of Business and holds a degree in mining engineering from Montana Tech.

3. APPOINTMENT OF INDEPENDENT AUDITORS

MNP LLP ("MNP"), was appointed as the Company's independent auditors in 2021. MNP served as the Company's independent auditors for the fiscal year ended December 31, 2024, and has been appointed by the Board to continue as the Company's independent auditor for the fiscal year ending December 31, 2025, and until the next annual general meeting of shareholders.

Representatives of MNP are not expected to be present at the Meeting, however if in attendance will have the opportunity to make a statement if they desire to do so, and be available to respond to appropriate questions from shareholders.

Although the appointment of MNP is not required to be submitted to a vote of shareholders, the Board believes it appropriate as a matter of policy to request that Shareholders approve the appointment of the independent auditors for the fiscal year ending December 31, 2025. In the event a majority of the votes cast at the Meeting are not voted in favor of appointment, the adverse vote will be considered as a direction to the Board to select other auditors for the fiscal year ending December 31, 2025.

Section 10A(i) of the U.S. Securities Exchange Act of 1934, as amended (the "Exchange Act"), prohibits the Company's independent auditor from performing audit services for the Company as well as any services not considered to be "audit services" unless such services are pre-approved by the Audit Committee, or unless the services meet certain de minimis standards.

Under the Company's Audit Committee Charter, all non-audit services to be performed by the Company's independent auditor must be approved in advance by the Audit Committee.

THE BOARD RECOMMENDS A VOTE "FOR" THE APPOINTMENT OF MNP LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025, AND THE AUTHORIZATION OF THE DIRECTORS TO FIX THEIR REMUNERATION.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote is required.

4. APPROVAL OF 20% ROLLING STOCK OPTION PLAN

At the Meeting, Shareholders will be asked to approve the adoption of the Company's 2024 Stock Option Plan (the "Plan"). The purpose of the Plan is to provide an incentive to directors, employees and consultants of the Company or its subsidiary to acquire a proprietary interest in the Company, to continue their participation in the affairs of the Company and to increase their efforts on behalf of the Company.

On December 10, 2024 the Board adopted a 20% rolling Option Plan to replace its 20% fixed stock option plan (the "Fixed Plan") which was approved by shareholders on July 26, 2024. All outstanding options granted under the Fixed Plan will continue to be governed by the Fixed Plan, and no further options will be granted under the Fixed Plan. The Option Plan allows for the issuance of stock options and incentive stock options ("ISOs").

The following summary of the material terms of the Option Plan does not purport to be complete and is qualified in its entirety by reference to the Option Plan.

1. Eligible Participants.  Options may be granted under the Option Plan to directors and senior officers of the Company or its subsidiaries, management company employees (collectively, the "Directors"), employees of the Company or its subsidiaries (collectively, the "Employees") or consultants of the Company or its subsidiaries (collectively, the "Consultants"). The Board, in its discretion, determines which of the Directors, Employees or Consultants will be awarded Options under the Plan.

2. Number of Shares Reserved.  The number of Shares which may be issued pursuant to options granted under the Plan may not exceed 20% of the issued and outstanding Shares at the date of granting of Options. Options that are exercised, cancelled or expire prior to exercise continue to be issuable under the Plan.

3. Limitations.  Under the Option Plan, the aggregate number of options granted to any one person (including companies wholly-owned by that person) in a 12-month period must not exceed 5% of the issued and outstanding Shares of the Company, calculated on the date the option is granted.  The maximum number of Shares for which options may be issued to Eligible Participants (as a group) combined with Shares for which Fixed Plan options have been issued in any 12-month period shall not exceed 10% of the outstanding Shares. The aggregate number of options granted to any one Consultant in a 12-month period must not exceed 2% of the issued and outstanding Shares of the Company, calculated at the date the option is granted. The aggregate number of options granted to all persons retained to provide investor relations services to the Company (including Consultants and Employees or Directors whose role and duties primarily consist of providing investor relations services) must not exceed 2% of the issued and outstanding Shares of the Company in any 12 month period, calculated at the date an option is granted to any such person.

4. Exercise Price.  The exercise price of options granted under the Option Plan is determined by the Board, provided that it is not less than the greater of C$0.05 and the last closing price for the shares as quoted on the CSE on the trading day prior to the grant date, where the Shares are listed on the CSE. In the case of ISOs, the exercise price shall be not less than one hundred percent (100%) of the U.S. Fair Market Value of a Share at the time of grant; provided, however, that if at the time of grant of such ISO, the optionee is a Ten Percent Holder, the exercise price shall be not less than one hundred and ten percent (110%) of the U.S. Fair Market Value of a Share at the time of grant. The exercise price of options granted to Insiders may not be decreased without disinterested Shareholder approval at the time of the proposed amendment.

5. Cashless Exercise. Options awards may allow for options to be exercised by cashless exercise or net exercise awards, at the option of the Board. Cashless exercise means an arrangement between the Corporation and a brokerage firm pursuant to which (i) the brokerage firm loans money to an Optionee to pay for the acquisition of the Option Shares on exercise of an Option, (ii) the brokerage firm then sells a sufficient number of Shares of the Corporation to cover the exercise price of the Options in order to repay to itself the loan made to the Optionee, (iii) the brokerage firm then receives the Option Shares that were subject to the Option from the Corporation and delivers to the Optionee either the balance of the Option Shares or the cash proceeds from the balance of such Option Shares, with such variation in the above arrangement as may be approved by the Board where such variation is necessary to accommodate the internal policies and procedures of the selected brokerage firm related to cashless stock option exercise procedures.

Net exercise means an arrangement whereby (i) options are exercised without the Optionee making any cash payment to the Corporation, and (ii) the Corporation then issues to the Optionee that number of Option Shares that is the equal to the quotient obtained by dividing:

(a) the product of the number of options being exercised multiplied by the difference between the VWAP of the Shares and the Option Price; by

(b) the VWAP of the Shares;

6. Term of Options.  Subject to the termination and change of control provisions noted below, the term of any options granted under the Option Plan is determined by the Board and may not exceed ten (10) years from the date of grant. In the case of ISOs granted to a Ten Percent Holder, the term may not exceed five (5) years from the date of grant. Disinterested shareholder approval will be required for any extension to stock options granted to individuals that are Insiders at the time of the proposed amendment. An Insider is an officer or director of the Company or any other person whose transactions in Shares are subject to Section 16 of the Securities Exchange Act of 1934.

7. Vesting.  All Options granted pursuant to the Option Plan will be subject to such vesting requirements as may be imposed by the Board, subject to the rules of the CSE as applicable.

8. Termination.  Any Options granted pursuant to the Option Plan will terminate upon the earliest of:

(a) the end of the term of the option;

(b) on the date the holder ceases to be eligible to hold the option (the "Cessation Date"), if the Cessation Date is as a result of dismissal for cause;

(c) one year from the date of death or disability, if the Cessation Date is as a result of death or disability;

(d) 90 days from the Cessation Date, if the Cessation Date is as a result of a reason other than death, disability or cause; or

(e) on such other date as fixed by the Board, provided that the date is no more than one year from the Cessation Date, if the Cessation Date is as a result of a reason other than death, disability or cause.

9. Adjustments.  To prevent substantial dilution or enlargement of rights granted to optionees, the Company may adjust option awards in connection with changes to its capital structure through stock splits, reverse splits, consolidations, or recapitalizations.

10. Change of Control. In the event of (i) a business combination in which the Company is not the surviving company, (ii) Shares being converted into securities of another entity or exchanged for other consideration, or (iii) the offer for 50% or more shares being made by a third party that constitutes a take-over bid, all outstanding options under the Option Plan will immediately vest, provided that if such transaction does not close all such options which remain unexercised will be deemed not to have vested.

Shareholders will be asked at the Meeting to approve, with or without variation, the following ordinary resolution:

"BE IT RESOLVED as an ordinary resolution of the Shareholders of the Company that:

1. the Company's 2024 Stock Option Plan (the "Plan") be ratified, confirmed and approved, and that in connection therewith a maximum of 20% of the issued and outstanding Common Shares at the time of each grant be approved for granting as options;

2. the Board of Directors of the Company be authorized in its absolute discretion to administer the Plan, and amend or modify the Plan in accordance with its terms and conditions and with the policies of the Canadian Securities Exchange (CSE);

3. all unallocated entitlements under the Plan be approved, and the Company has the ability to continue granting options and awards under the Plan until July 25, 2028, which is the date that is three (3) years from the date on which shareholder approval is being sought; and

4. any one or more director(s) or officer(s) of the Company be authorized and directed to do all acts and things and to execute and deliver all documents required, as in the opinion of such director or officer may be necessary or appropriate in order to give effect to this resolution."

A copy of the Plan is available at the records office of the Company at Suite 1200 - 750 West Pender Street, Vancouver, British Columbia, Canada until the business day immediately preceding the date of the Meeting. A copy will also be made available at the Meeting.

THE BOARD RECOMMENDS A VOTE "FOR" THE 2024 STOCK OPTION PLAN.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote is required.

Proxies received in favour of management will be voted in favour of the approval of the Stock Option Plan, unless the Shareholder has specified in their Proxy that their Common Shares are to be voted against such resolution.

OTHER MATTERS

As of the date of this Information Circular, management of the Company knows of no other matters that are likely to be brought before the Meeting. If, however, other matters not presently known or determined properly come before the Meeting, the persons named as proxies in the enclosed proxy card or their substitutes will vote such proxy in accordance with their discretion with respect to such matters.

PROPOSALS OF SHAREHOLDERS

The deadline has passed for any proposal that a Shareholder wished to be considered for inclusion in our proxy statement and management proxy circular for our 2025 annual meeting of shareholders as it must have been mailed to the Company by December 1, 2024. Any shareholder proposal received after this date will be considered untimely.

Proposals which shareholders wish to be considered for inclusion in the Proxy Statement and proxy card for the Meeting of Shareholders to be held in 2026, including director nominees, must be received by the Secretary of the Company by January 25, 2026, and must comply with the requirements of Rule 14a-8 under the Exchange Act, and Division 7 of Part 5 of the Business Corporations Act (British Columbia). After this date, any shareholder proposal will be considered untimely. If the Company changes the date of next year's annual meeting by more than thirty days from the date of this year's meeting, then the deadline is a reasonable time before the Company begins to print and mail its proxy materials.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

During the past ten years, none of the persons currently serving as executive officers and/or directors of the Company has been the subject matter of any of the following legal proceedings that are required to be disclosed pursuant to Item 401(f) of Regulation S-K including: (a) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (b) any criminal convictions; (c) any order, judgment, or decree permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities, commodities, or banking activities; (d) any finding by a court, the SEC or the CFTC to have violated a federal or state securities or commodities law, any law or regulation respecting financial institutions or insurance companies, or any law or regulation prohibiting mail or wire fraud; (e) any sanction or order of any self-regulatory organization or registered entity or equivalent exchange, association or entity; or (f) any material proceedings in which such person is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries. Further, no such legal proceedings are believed to be contemplated by governmental authorities against any director, executive officer or affiliate of the Company, any owner of record or beneficially of more than five percent of the Company's Common Shares, or any associate of such director, executive officer, affiliate of the Company, or security holder.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company's Common Shares as of June 16, 2025, by:

(i) each director of the Company and each director nominee;

(ii) each of the Named Executive Officers of the Company; and

(iii) all directors and executive officers as a group.

Except as noted below, the Company believes that the beneficial owners of the Common Shares listed below, based on information furnished by such owners, have sole voting and investment power with respect to such shares.

The amounts and percentages of Common Shares beneficially owned are reported in the table based on rules adopted by the U.S. Securities and Exchange Commission ("SEC") and based on a total of 411,361,264 Common Shares issued and outstanding on the Record Date. Under those rules, a person is deemed to be a "beneficial owner" of a security if that person has or shares voting power, which includes the power to vote or direct the voting of a security, or investment power, which includes the power to dispose of or to direct the disposition of a security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Securities that can be so acquired are deemed to be outstanding for purposes of computing such person's ownership total and percentage, but not for purposes of computing any other person's percentage. Under these rules, more than one person may be deemed a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest.

Except as otherwise set forth in the footnotes to the table below, the address of persons listed below is c/o Lion Copper and Gold Corp., 143 S. Nevada Street, Yerington, Nevada 89447.

Name of Beneficial Owner	Shares Beneficially Owned(1)(2)(3)	Percentage of Shares Beneficially Owned
5% or Greater Shareholders
Tony Alford	201,247,844(1)	41.5%
Christine Alford	58,712,063(2)	14.3%
Directors and Named Executive Officers
Tony Alford	201,247,844(1)	41.5%
Dr. Thomas Patton	12,297,110(3)	3.0%
Charles Travis Naugle	11,147,632(4)	2.7%
Steven Dischler	17,291,450(5)	4.1%
Lei Wang	31,864(6)	*
John Banning	1,078,875(7)	*
Douglas Stiles	7,174,444(8)	1.7%
All executive officers and directors as a group (7 persons)	250,269,219(9)	43.80%

Notes:

* Less than 1%.

(1) Includes 83,699,622 Common Shares held directly and 43,477,269 Common Shares as to which Mr. Alford shares beneficial ownership with his spouse, Christine Alford (see Note (2)). Also includes 14,302,713 Common Shares issuable upon exercise of stock options and 59,768,240 Common Shares issuable upon exercise of warrants. Mr. Alford disclaims beneficial ownership of the Common Shares over which Ms. Alford has sole voting and dispositive power.

(2) Includes 15,234,794 Common Shares held directly and 43,477,259 Common Shares as to which Ms. Alford shares beneficial ownership with her spouse, Tony Alford, who is a Director of the Company (see Note (1)). Ms. Alford disclaims beneficial ownership of the Common Shares over which Mr. Alford has sole voting and dispositive power.

(3) Includes 3,107,762 Common Shares held directly, 6,889,348 Common Shares held indirectly through the Thomas C. and Linda Sue Patton Trust, and 100,000 Common Shares held indirectly through the Thomas C Patton IRA. Also includes 2,200,000 Common Shares issuable upon exercise of stock options.

(4) Includes 1,398,333 Common Shares held directly and 833,334 shares held indirectly through Redhill Energy LLC. Also includes 8,915,965 Common Shares issuable upon exercise of stock options.

(5) Includes 6,951,975 Common Shares held directly, 52,500 Common Shares held indirectly through the Steven Dischler IRA, and 100,000 shares held jointly with Mr. Dischler's spouse. Also includes 4,560,000 Common Shares issuable upon exercise of stock options and 5,626,975 Common Shares issuable upon exercise of warrants.

(6) Includes 31,864 Common Shares issuable upon exercise of stock options.

(7) Includes 578,875 Common Shares and 500,000 Common Shares issuable upon exercise of stock options. Does not include a total of 9,500,000 Common Shares issuable upon exercise of unvested stock options whose vesting is subject to conditions.

(8) Includes 2,222,222 Common Shares, 2,730,000 Common Shares issuable upon exercise of stock options, and 2,222,222 Common Shares issuable upon exercise of warrants. Does not include a total of 1,500,000 Common Shares issuable upon exercise of unvested stock options whose vesting is subject to conditions.

(9) Includes all Common Shares referenced in footnotes (1) through (8).

DELINQUENT SECTION 16(a) REPORTS

Beginning on January 1, 2023, Section 16(a) of the Exchange Act requires the Company's directors, executive officers and persons who beneficially own more than 10% of a registered class of the Company's securities to file with the SEC initial reports of ownership and reports of changes in ownership of Common Shares and other equity securities of the Company. Directors, executive officers and greater than 10% shareholders are required by SEC rules to furnish the Company with copies of all Section 16(a) reports they file.

To the Company's knowledge, based solely on a review of copies of reports and amendments thereto on Forms 3, 4 and 5 furnished to it during its most recent fiscal year and on a review of written representations to the Company from reporting persons, all reports required to be filed were filed in a timely manner, except as follows: Mr. Banning filed one late report relating to one transaction, Mr. Naugle filed two late reports relating to five transactions, Mr. Stiles filed three late reports relating to three transactions, Mr. Dischler filed three late reports relating to three transactions, Mr. Alford filed five late reports relating to twelve transactions and Stephen Goodman (a former director and officer) filed five late reports relating to eleven transactions. Ms. Wang did not file a Form 3 during the last fiscal year and has subsequently filed it.

DIRECTORS AND EXECUTIVE OFFICERS

The following table contains information regarding the members and nominees of the Board and the Executive Officers of the Company as of the Record Date:

Name	Age	Position	Position Held Since
Charles Travis Naugle	48	Director Co-Chairman	June 18, 2021 November 1, 2022
Dr. Thomas Patton	81	Director Co-Chairman	November 6, 1998 July 31, 2013
Tony Alford	64	Director	September 13, 2021
Steven A. Dischler	67	Director	July 26, 2024
Lei Wang	57	CFO Corporate Secretary	May 22, 2024 May 22, 2024
John Banning	49	CEO	April 4, 2025
Douglas Stiles	51	VP of Sustainability and Environment	July 26, 2024

All of the officers identified above serve at the discretion of the Board and have consented to act as officers of the Company.

RELATIONSHIPS AMONG DIRECTORS OR EXECUTIVE OFFICERS

There are no family relationships among any of the existing directors or executive officers of the Company.

NARRATIVE DISCLOSURE TO SUMMARY COMPENSATION TABLE

For the purposes set out below, a "Named Executive Officer" or "NEO" means each of the following individuals:

(a) each individual who, during any part of the Company's most recently completed financial year, served as the Company's chief executive officer ("CEO"), including an individual performing functions similar to a chief executive officer;

(b) each individual who, during any part of the Company's most recently completed financial year, served as the Company's chief financial officer ("CFO"), including an individual performing functions similar to a chief financial officer;

(c) in respect of the Company and its subsidiaries, the most highly compensated executive officer, other than the CEO and the CFO, at the end of the Company's most recently completed financial year whose total compensation was more than C$150,000 for that financial year; and

(d) each individual who would be a named executive officer under paragraph (c) above but for the fact that the individual was not an executive officer of the Company, and was not acting in a similar capacity, at the end of that financial year.

As at the end of the most recently completed financial year of the Company ended December 31, 2024, the Company had three NEOs, whose names and positions held within the Company are set out in the summary compensation table below.

A NEO or director of the Company is not permitted to purchase financial instruments, including, for greater certainty, prepaid variable forward contracts, equity swaps, collars, or units of exchange funds, that are designed to hedge or offset a decrease in market value of equity securities granted as compensation or held, directly by the NEO or director.

Objectives of the Compensation Program

The general objectives of the Company's compensation strategy are to:

(a) compensate management in a manner that encourages and rewards a high level of performance and outstanding results with a view to increasing long term shareholder value;

(b) provide a compensation package that is competitive with other comparable mineral exploration companies to enable the Company to attract and retain talent; and

(c) ensure that the total compensation package is designed in a manner that takes into account the Company's present stage of development and its available financial resources. The Company's compensation packages have been designed to provide a non-cash stock option component in conjunction with a reasonable cash salary.

Salaries for the NEOs are set out in the NEOs' respective agreements, and are determined by evaluating the responsibilities inherent in the position held, and the individuals' experience and past performance, as well as by reference to the competitive marketplace for management talent at other mineral exploration companies. On the annual review date as set out in the NEOs' respective agreements, the Board reviews actual performance for the Company and each of the NEOs for such year, including the quality and measured progress of the Company's exploration projects, raising of capital and similar achievements. See "Termination and Change of control Benefits" for details regarding the NEOs' agreements.

Elements of Compensation

During 2024, the Company's compensation program consisted of two elements (i) cash and (ii) incentive stock options administered under the Company's stock option plan. The Company does not presently have a long-term incentive plan. There is no policy or target regarding allocation between cash and non- cash elements of the Company's compensation program. The Board reviews annually the total compensation package of each of the Company's NEOs on an individual basis, against the backdrop of the competitive landscape and the compensation goals and objectives described above.

Salary - Base salaries for the NEOs for any given year are reviewed by the Board. Increases or decreases in salary on a year over year basis are dependent on the Board's assessment of the performance of the Company and the particular NEO. When considering the base salaries of each of the Company's NEOs, the Board reviews the qualifications and performance of, and salaries paid to executives of similar companies engaged in mining exploration and development. Recommendations for executive salaries are made by the Board in consultation with the CEO.

Incentive Awards - The Board believes that a significant portion of each NEO's compensation should be in the form of equity awards. Equity awards are made to the NEOs pursuant to the Company's stock option plan and restricted share unit plan. The stock option plan provides for awards in the form of stock options and the restricted share unit plan provides for awards in the form of restricted share units ("RSUs"). Since the value of RSUs increase or decrease with the price of the Common Shares, RSUs achieve the compensation objective of aligning the interests of executives with those of Shareholders. In addition, RSUs have time-based vesting features, and can also have performance based vesting features, that can be used to better motivate executives and to encourage qualified and experienced executives to make long-term commitments to the Company. In addition, the Board has generally followed a practice of issuing stock options to its NEOs on an annual basis in June of each year. The Board retains the discretion to make additional awards to NEOs at other times, in connection with the initial hiring of a new executive, for retention purposes or otherwise. In determining the amount of stock options and RSUs to be issued, the Board considers qualifications, performance, and option/ RSU programs of similar companies.

Perquisites and Other Personal Benefits - The Company's NEOs are not generally entitled to significant perquisites. The Company offers health care benefits, but there are no other perquisites which account for a material portion of the overall compensation paid to any NEO.

The board of directors did not consider the implications of the risks associated with the Company's compensation policies and practices. None of the NEOs or directors are permitted to purchase financial instruments that are designed to hedge or offset a decrease in market value of equity securities granted as compensation or held, directly or indirectly, by such NEOs or directors.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth all information concerning the total compensation of the Company's president, chief executive officer, chief financial officer, and the two other most highly compensated officers (the "Named Executive Officers") during the last two completed fiscal years for services rendered to the Company in all capacities.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards(1) ($)	Non- Equity Incentive Plan Compensation ($)	Change in Pension Value and Non- qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Steven Dischler(2) CEO Former Vice President, ESG	2024	179,167	Nil	Nil	65,877	N/A	N/A	N/A	245,044
	2023	150,000	Nil	Nil	27,353	N/A	N/A	N/A	177,353
John Banning(3) Chief Operating Officer	2024	115,545	Nil	Nil	54,897	N/A	N/A	N/A	170,442
	2023	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Douglas Stiles(4) Vice President of Sustainability and Environment	2024	80,881	N/A	N/A	132,095	N/A	N/A	N/A	212,976
	2023	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Charles Travis Naugle(5) Former CEO	2024	112,000	Nil	Nil	148,281	N/A	N/A	N/A	260,281
	2023	250,000	Nil	(80,649)(7)	294,643	N/A	N/A	N/A	463,994

Notes:

(1) The determination of the value of option awards is based upon the Black-Scholes Option pricing model, details and assumptions of which are set out in Note 10 to the Company's consolidated financial statements for the fiscal year ended December 31, 2024.

(2) Steven Dischler was appointed as the Vice President ESG on July 29, 2023, the CEO of the Company on May 22, 2024, and a director of the Company on July 26, 2024. He ceased to be Vice President ESG on July 26, 2024 and ceased to be CEO of the Company on April 4, 2025.

(3) John Banning was appointed as the COO of the Company on July 26, 2024 and ceased to be the COO on April 4, 2025. He was appointed the CEO of the Company on April 4, 2025.

(4) Douglas Stiles was appointed as the Vice President of Sustainability and Environment on July 26, 2024.

(5) Charles Travis Naugle ceased to act as the Chief Executive Officer of the Company as of May 22, 2024.

(6) 5,333,334 unvested RSU's were cancelled in 2023, and their respective share-based expenses were reversed.

Pay Versus Performance

The following table provides information regarding compensation paid to the Principal Executive Officer, and the Company's other Named Executive Officers, the performance of the Company's Common Shares and the Company's net income.

Year	Summary compensation table total for PEO(1)	Compensation actually paid to PEO(2)	Average summary compensation table total for non-PEO NEOs(3)	Average compensation actually paid to non-PEO NEOs(3)(4)	Value of initial fixed $100 investment based on:	Net Income (loss)
					Total shareholder return(5)
(a)	(b)	(c)	(d)	(e)	(f)	(h)
2024	$443,802	$443,802	$145,500	$145,500	C$80	($4,741,000)
2023	$463,994	$463,994	$242,237	$242,237	C$67	($5,911,000)

Notes:

(1) The dollar amounts reported in columns (b) are the amounts of total compensation reported for the PEO for each corresponding year in the "Total" column of the Summary Compensation Table. Refer to "Summary Compensation Table".

(2) The dollar amounts reported in columns (c) represent the amount of "compensation actually paid" to the PEO, as computed in accordance with Item 402(v) of Regulation S-K.

(3) Non-PEO NEOs include Stephen Goodman, Lei Wang, Douglas Stiles, John Banning, and Dave Harvey in each of 2024 and 2023. Steven Dischler has been accounted for as a PEO in 2024 as he was the CEO, but a non-PEO in 2023.

(4) The dollar amounts reported in column (e) represent the average amount of "compensation actually paid" to the non-PEO NEOs, as computed in accordance with Item 402(v) of Regulation S-K.

(5) The dollar amounts in column (f) represent the value of a C$100 investment made on the last trading day prior to 2022, as computed in accordance with Item 402(v) of Regulation S-K.

Description of Relationship between PEO and Non-PEO NEO Compensation Actually Paid and Total Shareholder Return ("TSR")

The following table sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and the Company's cumulative TSR over the two most recently completed fiscal years.

Year	Compensation Actually Paid to PEO ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)	Total Shareholder Return
2024	$443,802	$145,500	$80
2023	$463,994	$242,237	$67

Description of Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Net Income

The following table sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and our Net Income during the two most recently completed fiscal years.

Year	Compensation Actually Paid to PEO ($)	Average Compensation Actually Paid to Non- PEO NEOs ($)	Net Income (loss) ($)
2024	$443,802	$145,500	($4,741,000)
2023	$463,994	$242,237	($5,911,000)

DIRECTOR COMPENSATION

Other than as disclosed herein, no cash compensation was paid to any director of the Company for the director's services as a director during the financial year ended December 31, 2024, other than the reimbursement of out-of-pocket expenses.

The Company has no standard arrangement pursuant to which directors are compensated by the Company for their services in their capacity as directors except for the granting from time to time of incentive stock options in accordance with the policies of the Canadian Securities Exchange.

Name	Fees earned or paid in cash ($)	Stock awards ($)	Option awards ($)	Non- Equity Incentive Plan Compensation ($)	Nonqualified deferred compensation earnings ($)	All Other Compensation ($)	Total ($)
Thomas Patton	Nil	Nil	Nil	N/A	N/A	N/A	Nil
Tony Alford	Nil	Nil	362,785	N/A	N/A	N/A	362,785

GRANTS OF PLAN-BASED AWARDS TABLE

During the most recently completed financial year, incentive stock options were granted to directors, including directors who are Named Executive Officers as follows:

Name	Grant Date	Estimated future payouts under non- equity incentive plan awards			Estimated future payouts under equity incentive plan awards			All other stock awards: Number of shares of stock or units (#)	All other option awards: Number of securities underlying options (#)	Exercise or base price of option awards ($/Sh)	Grant date fair value of stock and option awards
		Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)
Steven Dischler	March 1, 2024	N/A	N/A	N/A	N/A	N/A	N/A	360,000	N/A	US$0.052	$16,625
Tony Alford	March 1, 2024	N/A	N/A	N/A	N/A	N/A	N/A	4,645,000	N/A	US$0.052	$214,504
Stephen Goodman	March 1, 2024	N/A	N/A	N/A	N/A	N/A	N/A	1,430,000	N/A	US$0.052	$66,036
Stephen Goodman (1)	July 10, 2024	N/A	N/A	N/A	N/A	N/A	N/A	1,700,000	N/A	US$0.058	$19,517
Douglas Stiles	July 26, 2024	N/A	N/A	N/A	N/A	N/A	N/A	2,000,000	N/A	US$0.058	$141,000
John Banning	July 26, 2024	N/A	N/A	N/A	N/A	N/A	N/A	2,500,000	N/A	US$0.058	$176,250
Steven Dischler	July 26, 2024	N/A	N/A	N/A	N/A	N/A	N/A	3,000,000	N/A	US$0.058	$211,500
Tony Alford	Dec. 10, 2024	N/A	N/A	N/A	N/A	N/A	N/A	3,750,000	N/A	US$0.06	$148,281
Charles Travis Naugle	Dec. 10, 2024	N/A	N/A	N/A	N/A	N/A	N/A	3,750,000	N/A	US$0.06	$148,281
Douglas Stiles	Dec. 10, 2024	N/A	N/A	N/A	N/A	N/A	N/A	2,230,000	N/A	US$0.06	$88,178

Notes:

(1) Stephen Goodman ceased to act as an officer of the Company on May 22, 2024 and as a director of the Company on July 26, 2024 and all stock options granted are expired per the Stock Option Plan.

OUTSTANDING EQUITY AWARDS AT THE MOST RECENTLY COMPLETED FISCAL YEAR

As at the end of the most recently completed financial year, the following unexercised incentive stock options and equity incentive plan awards granted to directors, including directors who are Named Executive Officers, were outstanding:

Name	Option awards					Stock awards
	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Num- ber of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested (#)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market of payout value of unearned shares, units or other rights that have not vested ($)
Steven Dischler	200,000 200,000 300,000 500,000 360,000 3,000,000	Nil	Nil	C$0.080 C$0.245 C$0.085 C$0.080 C$0.070 C$0.080	2025-06-20 2026-06-18 2027-05-25 2028-07-21 2029-03-01 2029-07-26	Nil	Nil	Nil	Nil
John Banning	2,500,000	Nil	Nil	C0.080	2029-07-26	Nil	Nil	Nil	Nil
Douglas Stiles	2,000,000 2,230,000	Nil	Nil	C0.080 C0.085	2029-07-26 2029-12-10	Nil	Nil	Nil	Nil
Charles Travis Naugle	780,000 4,385,965 3,750,000	Nil	Nil	C$0.080 C$0.080 C$0.085	2028-07-21 2028-07-21 2029-12-10	Nil	Nil	Nil	Nil

Notes:

(1) "Value of unexercised in-the-money options" is calculated by determining the difference between the market value of the securities underlying the options at the date referred to and the exercise price of the options and is not necessarily indicative of the value (i.e. loss or gain) that will actually be realized by the directors.

(2) "in-the-money options" means the excess of the market value of the Company's shares on December 31, 2024 over the exercise price of the options.

OPTION EXERCISES AND STOCK VESTED

No stock options were exercised by the Named Executive Officers during the last completed fiscal year ended December 31, 2024 except for 2,813,000 stock options exercised by Stephen Goodman, former CFO of the Company.

STOCK OPTION PLANS AND OTHER INCENTIVE PLANS

20% Rolling Stock Option Plan

At the Meeting, Shareholders will be asked to approve the Company's Plan. See "Approval of 20% Rolling Stock Option Plan" above for a summary of the Plan. Shareholders may obtain copies of the Plan from the Company prior to the Meeting on written request.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table sets out information as of the end of the fiscal year ended December 31, 2024 with respect to compensation plans under which equity securities of the Company are authorized for issuance.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and RSUs	Weighted-average exercise price of outstanding options, warrants and RSUs	Number of securities remaining available for future issuances under equity compensation plan [excluding securities reflected in column (a)]
Equity compensation plans approved by security holders	46,575,248(1)	CAD 0.09	Nil
Equity compensation plans not approved by security holders	17,160,000(1)	CAD 0.085	18,467,005(2)
Total	63,735,248	CAD0.09	18,467,005

Notes:

(1) Comprised entirely of  stock options.

(2) Issuable under the Company's Option Plan based on the current number of issued and outstanding share in the Company. No further options will be issued under the Company's 20% fixed stock option plan which was replaced on July 26, 2024.

Other than as disclosed herein, the Company does not have any pension plan benefit for any Named Executive Officer or executive officer, employee or former director, executive officer or employee of the Company or any of its subsidiaries.

COMPENSATION COMMITTEE REPORT

In the absence of a formal compensation committee, the full Board participates in the deliberations concerning executive officer compensation. No executive officer of the Company has an interlocking relationship with any member of the Board, as described by item 407(e)(4) of Regulation S-K. The full Board has reviewed and considered the Compensation Discussion and Analysis above, and has recommended its inclusion in this proxy statement.

Date: June 16, 2025

Tony Alford, Director

Tom Patton, Director

Charles Travis Naugle, Director

Steven Dischler, Director

TERMINATION AND CHANGE OF CONTROL BENEFITS

The following contracts, agreements, plans, and arrangements provide for payments to the applicable Named Executive Officers following or in connection with any termination (whether voluntary, involuntary or constructive), resignation, retirement, a change in control of the company or a change in such Named Executive Officers' responsibilities:

Steven Dischler - Mr. Dischler entered into an employment agreement with the Company and its subsidiary Quaterra Alaska, Inc. dated May 22, 2024 (the "Dischler Agreement") pursuant to which the Company engaged Mr. Dischler as the Chief Executive Officer of the Company. The Dischler Agreement provides for an annual base salary of US$200,000 (the "Annual Salary") effective June 1, 2024 in consideration for his services as an executive officer of the Company. Pursuant to the Dischler Agreement, Mr. Dischler was granted 3,000,000 stock option which vest upon meeting various milestones relating to the Nuton LLC option agreement. In the event that the Company completes a change of control and Mr. Dischler is terminated within 12 months of such event, the Company shall pay Mr. Dischler a severance payment equal to 12 months of his then-current base salary.

Lei Wang - Ms. Wang entered into an employment agreement with the Company dated June 1, 2024 (the "Wang Agreement") pursuant to which the Company engaged Ms. Wang as the Chief Financial Officer of the Company. The Wang Agreement provides for an annual base salary of US$90,000 (the "Annual Salary") effective May 22, 2024 in consideration for her services as an executive officer of the Company. Pursuant to the Wang Agreement, Ms. Wang may also receive an annual grant of options under the Company's stock option plan at the discretion of the Board. In the event that the Company completes a change of control and Ms. Wang is terminated within 12 months of such event, the Company shall pay Ms. Wang a severance payment equal to 12 months of her then-current base salary.

John Banning - Mr. Banning entered into an employment agreement with the Company and its subsidiary Quaterra Alaska, Inc. dated July 26, 2024 (the "Banning Agreement") pursuant to which the Company engaged Mr. Banning as the Chief Operating Officer of the Company. The Banning Agreement provides for an annual base salary of US$250,000 (the "Annual Salary") effective July 26, 2024 in consideration for his services as an executive officer of the Company. Pursuant to the Banning Agreement, Mr. Banning was granted 2,500,000 stock option which vest upon meeting various milestones relating to the Nuton LLC option agreement. In the event that the Company completes a change of control and Mr. Banning is terminated within 12 months of such event, the Company shall pay Mr. Banning a severance payment equal to 12 months of his then-current base salary.

Douglas Stiles - Mr. Stiles entered into an employment agreement with the Company Company and its subsidiary Quaterra Alaska, Inc. dated July 26, 2024 (the "Stiles Agreement") pursuant to which the Company engaged Mr. Stiles as the Vice President of Sustainability and Environment of the Company. The Stiles Agreement provides for an annual base salary of US$175,000 (the "Annual Salary") effective July 26, 2024 in consideration for his services as an executive officer of the Company. Pursuant to the Stiles Agreement, Mr. Stiles was granted 4,200,000 stock option of which 2,000,000 vest upon meeting various milestones relating to the Nuton LLC option agreement. In the event that the Company completes a change of control and Mr. Stiles is terminated within 12 months of such event, the Company shall pay Mr. Stiles a severance payment equal to 12 months of his then-current base salary.

Other than the agreements described above, the Company and its subsidiaries are not parties to any contracts, and have not entered into any plans or arrangements which require compensation to be paid to any of the Named Executive Officers in the event of:

(a) resignation, retirement or any other termination of employment with the Company or one of its subsidiaries;

(b) a change of control of the Company or one of its subsidiaries; or

(c) a change in the director, officer or employee's responsibilities following a change of control of the Company.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

During the fiscal year ended December 31, 2024, the Board held 4 formal directors' meetings. All matters which required Board approval were consented to in writing by all of the Company's directors.

The Board has an audit committee (the "Audit Committee") composed of three directors, Tony Alford, Thomas Patton, and Charles Travis Naugle. All members of the Audit Committee are "financially literate", and Thomas Patton is "independent" as described and defined in Multilateral Instrument 52-110 Audit Committees ("NI 52-110").  The Audit Committee composition complies with the requirements for composition of Audit Committees in NI 52-110 as applicable to venture companies.  The Audit Committee reviews all financial statements of the Company prior to their publication, reviews audits or communications, recommends the appointment of independent auditors, reviews and approves the professional services to be rendered by independent auditors and reviews fees for audit services. The Audit Committee meets both separately with auditors (without management present) as well as with management present. The meetings with the auditors discuss the various aspects of the Company's financial presentation in the areas of audit risk and U.S. generally accepted accounting principles. Specifically, the Audit Committee has:

(a) reviewed and discussed the audited financial statements with management;

(b) discussed with the independent accountant the matters required to be discussed by the statement on Auditing Standards No. 61, as amended; and

(c) received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board (PCAOB) regarding the independent accountant's communications with the Audit Committee concerning independence, and has discussed with the independent accountant the independent accountant's independence.

Based on the foregoing review and discussions, the audit committee recommended to the Board that the audited financial statements should be included in our Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee of the Board has furnished the following report on its activities for the fiscal year ended December 31, 2024. The report is not deemed to be "soliciting material" or "filed" with the SEC or subject to the SEC's proxy rules or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates it by reference into any such filing.

The Audit Committee oversees the financial reporting process on behalf of the Board. Management has the primary responsibility for the financial reporting process, principles and internal controls as well as preparation of the Company's financial statements. For the fiscal year ended December 31, 2024, the members of the Audit Committee were Thomas Patton, Tony Alford and Charles Travis Naugle. Thomas Patton qualifies as an independent director as defined by the applicable SEC rules and serves as Chair of the Audit Committee.

The Audit Committee met by electronic conference means and reviewed and discussed the Company's audited financial statements and the adequacy of the Company's internal controls. They discussed the independent auditor's audits and the overall quality of the Company's financial reporting.

The Audit Committee monitored the independence and performance of the independent auditors. The Company's independent auditors provided the Audit Committee with the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent auditors' communications with the Audit Committee concerning independence, which the Audit Committee has reviewed. The Audit Committee discussed any matters relating to auditor independence or the matters required to be discussed by the statement on Auditing Standards adopted by the PCAOB and codified as AS1301. Based upon the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2024, for filing with the SEC.

Date: June 16, 2025

Thomas Patton, Chair and Member

Tony Alford, Member

Charles Travis Naugle, Member

Audit Committee Financial Expert

Thomas Patton is an "audit committee financial expert" as defined under applicable SEC rules. He is an independent director. See "Statement of Corporate Governance - Director Independence".

MANAGEMENT CONTRACTS

The Company is not a party to a management contract with anyone other than directors or Named Executive Officers of the Company.

INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

None of the current or former directors, executive officers, employees, and proposed nominees for election as directors or their associates is or has since the beginning of the last completed financial year, been indebted to the Company or any of its subsidiaries or indebted to another entity where such indebtedness is or was the subject of a guarantee, support agreement, letter of credit or other similar instrument or understanding provided by the Company or any of its subsidiaries.

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

Except as disclosed herein, since the commencement of the Company's most recently completed financial year, no informed person of the Company, nominee for director or any associate or affiliate of an informed person or nominee, had any material interest, direct or indirect, in any transaction or any proposed transaction which has materially affected or would materially affect the Company or any of its subsidiaries. Related party transactions are reviewed by the Board as part of the transaction approval process and directors that have disclosed their interest in the transaction abstain from voting on any resolution to approve the transaction. Transactions are recorded in Board minutes or unanimous consent documentation.

An "informed person" means: (a) a director or executive officer of the Company; (b) a director or executive officer of a person or company that is itself an informed person or subsidiary of the Company; (c) any person or company who beneficially owns, directly or indirectly, voting securities of the company or who exercises control or direction over voting securities of the Company or a combination of both carrying more than 10% of the voting rights other than voting securities held by the person or company as underwriter in the course of a distribution; and (d) the Company itself, if and for so long as it has purchased, redeemed or otherwise acquired any of its shares.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other than as described herein, there were no transactions, since the beginning of the Company's last fiscal year, or any currently proposed transaction, in which the Company was or is to be a participant and the amount involved exceeds $120,000, and in which any related person had or will have a direct or indirect material interest. Related party transactions are reviewed by the Board as part of the transaction approval process. Transactions are approved in Board minutes or unanimous consent documentation. The Audit Committee is mandated to review and approve all material related party transactions.

In February 2024, Charles Travis Naugle and Tony Alford subscribed for an aggregate $373,033 of unsecured convertible debentures ("Replacement Debentures") issued in replacement of previously issued convertible debentures. The Replacement Debentures had a maturity date of 12 months and bore interest at a rate of 20% per annum and were convertible into common shares of the Company at $0.06 (C$0.08) per share.

In March 2024, Tony Alford and Steven Dischler participated in a debt settlement for matured convertible debentures by subscribing for an aggregate of 40,978,549 shares at a price of $0.042 (C$0.05625) per share for a total of $1,721,099.15.

Also in March 2024, Tony Alford and Steven Dischler participated in a private placement for a total of 10,416,666 units for a total of $437,499.97, at a price of $0.042 (C$0.05625) per unit. Each unit was comprised of one common share and one common share purchase warrant exercisable at $0.056 (C$0.075) per share for a period of five years from the date of issuance.

In November 2024, Tony Alford and Douglas Stiles participated in a private placement for a total of 16,222,222 units for a total of $729,999.99, at a price of $0.045 (C$0.06) per unit. Each unit was comprised of one common share and one common share purchase warrant exercisable at $0.06 (C$0.08) per share for a period of five years from the date of issuance.

STATEMENT OF CORPORATE GOVERNANCE

Corporate governance relates to the activities of the Board, the members of which are elected by and are accountable to the Shareholders, and takes into account the role of the individual members of management who are appointed by the Board and charged with the day to day management of the Company. The Canadian Securities Administrators ("CSA") have adopted National Policy 58-201 - Corporate Governance Guidelines, which provides non-prescriptive guidelines on corporate governance practices for reporting issuers such as the Company. In addition, the CSA has implemented National Instrument 58-101 - Disclosure of Corporate Governance Practices ("NI 58-101"), which prescribes certain disclosure by the Company of its corporate governance practices. This disclosure is presented below.

Board of Directors

The Board currently consists of four members, Dr. Thomas Patton, Charles Travis Naugle, Steven Dischler, and Tony Alford. All  individuals but Steven Dischler are nominated for reelection at the Meeting.

Director Independence

The Board has concluded that one director, Mr. Patton, is considered "independent" for purposes of membership on the Board, as provided in NI 58-101. Mr.  Alford, Mr. Naugle, and Mr. Dischler are not "independent" for the purposes of membership on the Board, as provided in NI 58-101. A director is independent for the purposes of membership on the Board on the basis that he or she has no direct or indirect "material relationship" with the Company, as provided in NI 58-101. A "material relationship" is a relationship which could, in the view of the Board, be reasonably expected to interfere with the exercise of the director's independent judgement.

Exchange Act rules require a separate determination of the independence of the Company's directors based on the definition of independence of a U.S. national securities exchange or inter-dealer quotation system which has requirements that a majority of the Board be independent. Because the Company's Common Shares are not currently listed on a national securities exchange, the Company currently uses the definition in Nasdaq Listing Rule 5605(a)(2) for determining director independence. Under that definition, Mr. Patton would  be considered an independent director under Rule 5605(c)(2)'s provisions relating to audit committee composition.

Other Directorships

The following table sets forth the current directors of the Company who are directors of other reporting issuers:

Name of Director	Reporting Issuers
Charles Travis Naugle	None
Thomas Patton	Riley Gold Corp.
Tony Alford	None
Steven Dischler	None

Orientation and Continuing Education

The Company does not currently have a formal orientation program for new directors. The Company also does not provide formal continuing education to its Board members, but does encourage them to communicate with management, auditors and technical consultants. Board members are also encouraged to participate in industry related conferences, meetings and educational events.

Ethical Business Conduct

The Board has adopted a Code of Business Conduct and Ethics (the "Code"). The Code addresses honesty and integrity, fair dealing, discrimination and harassment, safety and security, and honest and accurate record keeping. The Code also addresses Ethical Business Conduct for financial managers.

Insider Trading Policy

The Company has adopted a securities trading policy setting forth policies and procedures governing the purchase, sale, and other dispositions of the Company's securities by directors, officers and employees, or by the Company itself, that are reasonably designed to promote compliance with insider trading laws, rules and regulations, and listing standards applicable to the Company. A copy of the policy has been filed with the SEC as an exhibit to the Company's most recent Form 10-K annual report.

Nomination of Directors and Compensation

Based on the current size of the Board, the Company does not have a standing nominating committee. This policy will be reviewed as the number of directors increases. Directors are nominated by the Board, which considers individual director qualifications as a whole. While there are no specific criteria for Board membership, the Company attempts to attract and maintain directors with business acumen and a deep knowledge of mineral exploration and development or other areas such as finance which would assist in guiding the Company's officers in the performance of their roles.

The Board will consider its size each year when it considers the number of directors to recommend to the shareholders for election at the annual meeting of shareholders, taking into account the number required to carry out the Board duties effectively and to maintain a diversity of views and experience.

Management will conduct an annual review of the compensation of the Company's directors and executive officers and make recommendations to the Board. The Board determines compensation for the directors and executive officers.

Board Leadership Structure and Role in Risk Oversight

The Board as a whole is responsible for risk oversight for the Company. The Company's executive officers address and discuss with the Board the Company's risks and the manner in which the Company manages or mitigates such risks. While the Board has the ultimate responsibility for the Company's risk oversight, the Board works in conjunction with the Audit Committee on certain aspects of its risk oversight responsibilities. In particular, the Audit Committee focuses on financial reporting risks and related controls and procedures. The Company does not currently have a compensation committee or a nominating committee, so the full Board evaluates the risks associated with the Company's compensation philosophy and programs and strives to create compensation practices that do not encourage excessive levels of risk taking that would be inconsistent with the Company's strategies and objectives, and it oversees risks associated with the Company's Code of Business Conduct and Ethics.

The Company's leadership structure is enhanced by having a Co-Chairman of the Board in addition to our CEO/Co-Chairman. The Company believes that such a structure allows for a more effective monitoring and objective evaluation of the performance of management.

Board Committees

The Board has no committees other than the audit committee.

Director Attendance at Shareholder Meetings

The Company does not have a policy regarding attendance of directors at shareholder meetings. The Company's last annual general meeting was held in person, and all directors were in attendance by electronic means. All current directors have indicated that they intend to attend the Meeting by electronic means if not able to attend in person.

Assessments

The Board annually, and at such other times as it deems appropriate, reviews the performance and effectiveness of the Board, the directors and its committees to determine whether changes in size, personnel or responsibilities are warranted. To assist in its review, the Board conducts informal surveys of its directors and receives a report from the audit committee respecting its effectiveness. As part of the assessments, the Board or the audit committee may review their respective mandate or charter and conduct reviews of applicable corporate policies.

AUDIT COMMITTEE

Audit Committee Disclosure

Pursuant to Section 224(2) of the British Columbia Business Corporations Act and National Instrument 52-110, the Company is required to have an audit committee (the "Committee") composed of a minimum of three directors, a majority of whom are not officers, control persons or employees of the Company or an affiliate of the Company. NI 52-110 requires the Company as a venture issuer, to disclose annually in its information circular certain information concerning the constitution of its audit committee and its relationship with its independent auditor, as set forth below.

The primary function of the Committee is to assist the Board in fulfilling its financial oversight responsibilities by: (i) reviewing the financial reports and other financial information provided by the Company to regulatory authorities and Shareholders; (ii) reviewing the systems for internal corporate controls which have been established by the Board and management; and (iii) overseeing the Company's financial reporting processes generally. In meeting these responsibilities the Committee monitors the financial reporting process and internal control system, reviews and appraises the work of external auditors and provides an avenue of communication between the external auditors, senior management and the Board. The Committee is also mandated to review and approve all material related party transactions.

The Audit Committee's Charter

The Company has adopted a Charter of the Committee. In lieu of making a copy of the Charter available on the Company's website, a copy of the Charter is annexed hereto as Schedule "A".

Composition of the Audit Committee

The Committee is comprised of the following members: Tony Alford, Tom Patton and Charles Travis Naugle. Mr. Patton  is considered to be independent. Each member of the Committee is considered to be financially literate as defined by NI 52-110 in that they have the ability to read and understand a set of financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of the issues that can presumably be expected to be raised by the Company's financial statements.

The members of the Committee are elected by the Board at its first meeting following the annual Shareholders' meeting. Unless a chair is elected by the full Board, the members of the Committee designate a chair by a majority vote of the full Committee membership.

Relevant Education and Experience

Dr. Thomas Patton - Mr. Patton is the former President and COO of Western Silver, and Senior VP Exploration and Business Development, Kennecott, and Managing Director of Rio Tinto Mining and Exploration, South America. Mr. Patton has worked as a resource exploration geologist for over 40 years. He notably headed the Western Silver team that discovered and delineated the world's largest silver reserve, Penasquito, and subsequently sold it to Glamis Gold (now Goldcorp) for $1.2 billion in 2006. These experiences have provided Mr. Patton with the skills to analyze and evaluate the Company’s financial statements and understand the internal controls and procedures for financial reporting.

Tony Alford - Mr. Alford has a history of executive leadership, including serving as a director of Revett Minerals Inc. in 2009 and 2010, where he was part of the team that rang the bell on the NYSE Amex listing of the company. Mr. Alford is the founder and president of PBA Consultants Inc., a firm specializing in tax savings and cost reduction services, for many of the fortune 500 companies across the United States. In 1993, Mr. Alford founded Alford Investments focusing on real estate investment properties, pharmacy distribution, food-related and natural resource companies. These experiences have provided Mr. Alford with the skills to analyze and evaluate the Company’s financial statements and understand the internal controls and procedures for financial reporting.

Charles Travis Naugle - Mr. Naugle is a seasoned executive and officer in gold, copper, and strategic & critical metals mining companies. He participated in the design, construction, and operation of mining projects in the U.S., Eurasia, Russia, and Asia. His track record includes a focus on environmental and sustainability initiatives in collaboration with local and indigenous peoples, numerous asset- and company-level transactions, negotiating international joint ventures, and securing a bilateral mining treaty between two sovereign nations. A licensed Professional Engineer, Mr. Naugle received his MBA from the University of Chicago Booth School of Business and holds a degree in mining engineering from Montana Tech. These experiences have provided Mr. Naugle with the skills to analyze and evaluate the Company’s financial statements and understand the internal controls and procedures for financial reporting.

Audit Committee Oversight

Since the commencement of the Company's most recently completed financial year, the Board has not failed to adopt a recommendation of the Committee to nominate or compensate an external auditor.

Reliance on Certain Exemptions

Since the commencement of the Company's most recently completed financial year, the Company has not relied on the exemptions in section 2.4 (De Minimis Non-Audit Services), subsection 6.1.1(4) (Circumstance Affecting the Business or Operations of the Venture Issuer), subsection 6.1.1(5) (Events Outside Control of Member), subsection 6.1.1(6) (Death, Incapacity or Resignation), or under Part 8 (Exemption) of NI 52-110.

Pre-Approval Policies and Procedures

The Committee has  adopted specific policies and procedures for the engagement of non-audit services. Subject to the requirements of NI 52-110, the engagement of non-audit services is considered by the Board, and where applicable the Committee, on a case-by-case basis.

External Auditor Service Fees

In the following table, "audit fees" are fees billed by the Company's external auditor for services provided in auditing the Company's annual financial statements for the subject year. "Audit-related fees" are fees not included in audit fees that are billed by the auditor for assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements. "Tax fees" are fees billed by the auditor for professional services rendered for tax compliance, tax advice and tax planning. "All other fees" are fees billed by the auditor for products and services not included in the foregoing categories.

MNP LLP has served as the Company's independent auditors since October 18, 2021, and will be appointed by the Board to continue as the Company's independent auditor for the Company's fiscal year ending December 31, 2025, and until the next annual general meeting of shareholders.

The fees for services provided by MNP LLP, to the Company in each of the fiscal years ended December 31, 2024 and 2023 were as follows:

The fees paid by the Company to its auditor in each of the last two fiscal years, by category, are as follows:

Financial Year Ending	Audit Fees	Audit Related Fees	Tax Fees	All Other Fees	Total
December 31, 2024	C$229,396	N/A	N/A	N/A	C$229,396
December 31, 2023	C$194,699	N/A	N/A	N/A	C$194,699

(1) "Audit Fees" include fees necessary to perform the annual audit and quarterly reviews of the Company's consolidated financial statements. Audit Fees include fees for review of tax provisions and for accounting consultations on matters reflected in the financial statements. Audit Fees also include audit or other attest services required by legislation or regulation, such as comfort letters, consents, reviews of securities filings and statutory audits.

(2) "Audit-Related Fees" include services that are traditionally performed by the auditor. These audit-related services include employee benefit audits, due diligence assistance, accounting consultations on proposed transactions, internal control reviews and audit or attest services not required by legislation or regulation.

(3) "Tax Fees" include fees for all tax services other than those included in "Audit Fees" and "Audit-Related Fees". This category includes fees for tax compliance, tax planning and tax advice. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions, and requests for rulings or technical advice from tax authorities.

(4) "All Other Fees" include all other non-audit services.

All services to be performed by the Company's independent auditor must be approved in advance by the Audit Committee.  Under the Company's Audit Committee Charter, the Audit Committee is required to pre-approve the audit and non-audit services performed by the external auditors. Unless a type of service is to be provided by the external auditors receives general pre-approval, it requires specific pre-approval by the Company's Audit Committee.

Exemption

The Company is relying upon the exemption in section 6.1 of NI 52-110 which provides that the Company, as a venture issuer, is not required to comply with Part 3 (Composition of the Audit Committee) and Part 5 (Reporting Obligations) of NI 52-110.

ANNUAL REPORT ON FORM 10-K

A copy of the Company's annual report on Form 10-K for the year ended December 31, 2024 is available without charge upon written request to: Lion Copper and Gold Corp., 143 S Nevada St, Yerington, Nevada, 89447.

ADDITIONAL INFORMATION

Additional information relating to the Company is available on the SEDAR+ website at www.sedarplus.ca and on EDGAR at www.sec.gov. Financial information is provided in the Company's comparative financial statements and management's discussion and analysis for its most recently completed financial year, which will be available online at www.sedarplus.ca.

Dated at Vancouver, British Columbia, this 16th day of June, 2025.

BY ORDER OF THE BOARD OF DIRECTORS

             "Charles Travis Naugle"

Charles Travis Naugle

Co-Chairman of the Board

Schedule A

AUDIT COMMITTEE CHARTER

A. PURPOSE

An audit committee is a committee of a board of directors to which the board delegates its responsibility for oversight of the financial reporting process.  Traditionally, the audit committee has performed a number of roles, including:

(a) helping directors meet their responsibilities;

(b) providing better communication between directors and the external auditors;

(c) enhancing the independence of the external auditor;

(d) increasing the credibility and objectivity of financial reports; and

(e) strengthening the role of the directors by facilitating in-depth discussions among directors, management and the external auditor.

National Instrument 52-110 Audit Committees ("NI 52-110") and Rule 10A-3 of the United States Securities Exchange Act of 1934, as amended require that the audit committee also be responsible for managing, on behalf of the shareholders, the relationship between the issuer and its external auditors.  In particular, it provides that an audit committee must have responsibility for:

(a) overseeing the work of the external auditors engaged for the purpose of preparing or issuing an auditors' report or related work; and

(b) recommending to the board of directors the nomination and compensation of the external auditors.

As used herein, the term NI 52-110 shall include, where appropriate, Rule 10A-3.

Although under corporate law, an issuer's external auditors are responsible to the shareholders, in practice, shareholders have often been too dispersed to effectively exercise meaningful oversight of the external auditors.  As a result, management has typically assumed this oversight role.  However, the auditing process may be compromised if the external auditors view their main responsibility as serving management rather than the shareholders.  By assigning these responsibilities to an independent audit committee, NI 52-110 ensures that the external audit will be conducted independently of the issuer's management.

NI 52-110 provides that an audit committee must be directly responsible for overseeing the work of the external auditors engaged for the purpose of preparing or issuing an auditor's report or performing other audit, review or attest services for the issuer, including the resolution of disagreements between management and the external auditors regarding financial reporting.  Notwithstanding this responsibility, the external auditors are retained by, and are ultimately accountable to, the shareholders.  As a result, NI 52-110 does not detract from the external auditors' right and responsibility to also provide their views directly to the shareholders if they disagree with an approach being taken by the audit committee.

The Board of Directors (the "Board") of Lion Copper and Gold. (the "Company") is responsible for the management of the business and affairs of the Company.  The Audit Committee (the "Committee") is appointed by the Board as an independent and objective party to assist in fulfilling the Board's responsibility for oversight of the Company's financial reporting process.

The Company must comply with the applicable requirements of NI 52-110 which includes having a written charter that sets out the Committee's mandate and responsibilities.  The Board may, at any time, amend or rescind any of the provisions hereof, or cancel them entirely, with or without substitution.

B. AUTHORITY

1. The Committee, through its Chair, may directly contact any officer or employee of the Company as it deems necessary or advisable to fulfill its duties and responsibilities, and any officer or employee may bring before the Committee any matter involving questionable, illegal or improper financial practices or transactions;

2. The external auditors will report directly to the Committee.  The external auditors shall have a direct line of communication to the Committee through its Chair and may bypass management if deemed necessary; and

3. The Committee may engage, at the Company's expense, outside independent legal counsel or other advisors as the Committee considers necessary to fulfill its duties and responsibilities and to negotiate compensation arrangements for any such advisors.

C. COMPOSITION AND MEETINGS

1. The Board, at its organizational meeting held in conjunction with each annual general meeting of the shareholders, shall appoint the members of the Committee for the ensuing year.  The Board may at any time remove or replace any member of the Committee and may fill any vacancy in the Committee;

2. The Committee shall be composed of three or more members of the Board, all of whom are financially literate within the meaning of NI 52-110.  A majority of the members of the Committee must not be executive officers, employees or control persons of the Company of any of its affiliates, subject to the exemptions provided for in NI 52-110.The members of the Committee shall appoint from among themselves a Chair of the Committee.  The Chair shall have responsibility for ensuring that the Committee fulfills its principal duties and responsibilities effectively;

3. A minimum of two and at least 50% of the members of the Committee present either in person or by telephone or other telecommunication device at a Committee meeting shall constitute a quorum;

4. If and whenever a vacancy shall exist in a Committee meeting, the remaining members of the Committee may exercise all of its powers and responsibilities provided a quorum has been established;

5. Any matters to be determined by the Committee shall be decided by a majority of votes cast at a Committee meeting called for such purpose.  Actions of the Committee may be taken by an instrument or instruments in writing signed by all of the members of the Committee, and such actions shall be effective as though they had been decided by a majority of votes cast at a Committee meeting called for such purpose.  All decisions or recommendations of the Committee shall require the approval of the Board prior to implementation;

6. The time and place at which a Committee meeting shall be held, and procedures at such meetings shall be determined from time to time by the Committee.  A Committee meeting may be called by email, telephone, facsimile, letter or other communication means, by giving at least 48 hours notice.  Notice of a Committee meeting shall not be necessary if all of the members are present either in person or by telephone or other telecommunication device or if those absent have waived notice or otherwise signified their consent to the holding of such meeting;

7. The Committee may invite such officers, directors and employees of the Company and its subsidiaries as it may see fit, from time to time, to attend at Committee meetings;

8. The Committee shall present its recommendations to the Board.  The Committee may, from time to time, appoint any person who need not be a member, to act as a secretary at Committee meetings;

9. The Committee shall meet at least quarterly, at the discretion of the Chair or a majority of its members, as circumstances dictate or as may be required.  Any member of the Committee or the external auditors may request a meeting of the Committee; and

10. The external auditors shall receive notice of and have the right to attend all Committee meetings.

D. PRINCIPAL DUTIES AND RESPONSIBILITIES

1. The overall duties and responsibilities of the Committee shall be as follows:

(a) assist the Board in the discharge of its responsibilities relating to the Company's accounting principles and reporting practices including its approval of the Company's annual and quarterly consolidated financial statements and corresponding management's discussion and analysis ("MD&A");

(b) establish and maintain a direct line of communication with the Company's external auditors and assess their performance;

(c) ensure that the management of the Company has designed, implemented and is maintaining an effective financial reporting system;

(d) ensure compliance with NI 52-110; and

(e) report regularly to the Board on the fulfillment of its duties and responsibilities.

2. The duties and responsibilities of the Committee as they relate to the external auditors shall be as follows:

(a) verify the independence of external auditors and recommend to the Board a firm of external auditors to be nominated for the purpose of preparing or issuing an auditors' report or performing other audit, review or attest services for the Company;

(b) monitor the independence of the external auditors, receive any required formal written statement from the external auditor delineating relationships between the external auditor and the Company, and confirm the external auditor's independence to the Board on an annual basis;

(c) recommend to the Board the compensation of the external auditor;

(d) oversee the work of the external auditor, including the resolution of disagreements between management and the external auditor regarding financial reporting;

(e) pre-approve all non-audit services to be provided to the Company by the external auditors unless otherwise provided for in NI 52-110;

(f) review the audit plan of the external auditors prior to the commencement of the audit;

(g) review with the external auditors any changes or proposed changes in accounting policies, the presentation and impact of significant risks and uncertainties and key estimates and judgments of management that may be material to the Company's financial reporting;

(h) discuss with the external auditors the quality and appropriateness of the Company's accounting principles;

(i) review with the external auditors, upon completion of their audit:

(i) contents of their report including the scope and quality of the audit work performed;

(ii) adequacy of the Company's financial and auditing personnel;

(iii) co-operation received from the Company's personnel during the audit;

(iv) internal resources used;

(v) significant transactions outside of the normal business of the Company;

(vi) significant proposed adjustments and recommendations for improving internal accounting controls, accounting principles or management systems; and

(vii) the non-audit services provided by the external auditors; and

(j) periodically review the Company's financial and auditing procedures and the extent to which recommendations made by the external auditors have been implemented.

3. The Committee shall review and discuss with management and the Auditors, where appropriate, the following financial documents and reports prior to public disclosure:

(a) the annual report, including the audited financial statements and the Auditors' report to the shareholders of the Company, and quarterly financial statements and corresponding MD&A;

(b) all press releases containing financial information extracted or derived from the Company's financial statements or MD&A;

(c) all certifications that may be made by management on the annual or quarterly financial results, disclosure controls and procedures and internal controls over financial reporting;

(d) any legal, tax or regulatory matters that may have a material impact on the Company's operations and financial statements; and

(e) all financial information contained in any prospectus, information circular or other disclosure documents or regulatory filings containing financial information of the Company.

4. The Committee shall recommend to the Board the amendment or approval of all annual and interim financial statements and MD&A and any other documents that may be reviewed by the Committee.

5. Other duties and responsibilities of the Committee shall be as follows:

(a) ensure that procedures are in place for the review of the Company's public disclosure of financial information extracted or derived from the Company's financial statements, such as press releases, and periodically assess the adequacy of the procedures;

(b) implement procedures for the confidential receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters;

(c) implement procedures for the confidential receipt, retention, and treatment of complaints received by the Company regarding the alleged violation of and Corporate Governance policies of the Company (including its subsidiaries);

(d) periodically review with the Company's management complaints received under sections 5(b) and (c) above;

(e) review and approve the Company's hiring policies regarding partners, employees or former partners and employees of the present and former external auditors of the Company; and

(f) make recommendations to the Board with respect to any changes or improvements to the financial reporting process including this Charter.

6. RELATED PARTY TRANSACTION REVIEW

In addition to other responsibilities of the Committee, the Committee shall, in compliance with Section 120 of the NYSE Amex Company Guide, review and recommend to the Board of Directors the approval or non approval of all related party transactions, subject, where applicable, to, the related party and the board of directors complying with the provisions of the Business Corporations Act (British Columbia).

LION COPPER AND GOLD CORP.

Computershare

8th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1
www.computershare.com

Security Class

Holder Account Number

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Form of Proxy - Annual General Meeting to be held on July 25, 2025

This Form of Proxy is solicited by and on behalf of Management.

Notes to proxy

1. **Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the Meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the Management Appointees whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).**
2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated. If you are voting on behalf of a corporation you are required to provide your name and designation of office, e.g., ABC Inc. per John Smith, President.
3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.
4. If a date is not inserted in the space provided on the reverse of this proxy, it will be deemed to bear the date on which it was mailed to the holder by Management.
5. **The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, and the proxy appoints the Management Appointees listed on the reverse, this proxy will be voted as recommended by Management.**
6. The securities represented by this proxy will be voted in favour, or withheld from voting, or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for. If you have specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting and Management Information Circular or other matters that may properly come before the Meeting or any adjournment or postponement thereof, unless prohibited by law.
8. This proxy should be read in conjunction with the accompanying documentation provided by Management.

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Proxies submitted must be received by 9:00 am (Pacific Time), on July 23, 2025.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone

- Call the number listed BELOW from a touch tone telephone.

1-866-732-VOTE (8683) Toll Free

To Vote Using the Internet

- Go to the following web site: www.investorvote.com
- **Smartphone?** Scan the QR code to vote now.

To Receive Documents Electronically

- You can enroll to receive future securityholder communications electronically by visiting www.investorcentre.com.

If you vote by telephone or the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.
Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management Nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER

Appointment of Proxyholder

I/We, being holder(s) of securities of Lion Copper and Gold Corp. (the "Company") hereby appoint: John Banning, CEO, or failing this person, Lei Wang, CFO, or failing this person, Edward Mayerhofer, solicitor for the Company (the "Management Appointees")

OR

Print the name of the person you are appointing if this person is someone other than the Management Appointees listed herein.

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the holder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and on all other matters that may properly come before the Annual General Meeting of shareholders of the Company to be held at #1200 - 750 West Pender Street, Vancouver, BC, Canada V6C 2T8 on July 25, 2025 at 9:00 am (Pacific Time), and at any adjournment or postponement thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.

	For	Against	Abstain
1. **Number of Directors** To set the number of Directors at three (3).	☐	☐	☐

2. **Election of Directors**

	For	Withhold		For	Withhold		For	Withhold
01. Tom Patton	☐	☐	02. Tony Alford	☐	☐	03. Charles Travis Naugle	☐	☐

	For	Withhold
3. **Appointment of Auditors** Appointment of MNP LLP as Auditors of the Company for the ensuing year and authorizing the Directors to fix their remuneration.	☐	☐

	For	Against	Abstain
4. **Approval of 20% Rolling Stock Option Plan** To approve the Company's 20% rolling stock option plan, as more particularly described in the accompanying information circular.	☐	☐	☐

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Signature of Proxyholder

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. **If no voting instructions are indicated above, and the proxy appoints the Management Appointees, this Proxy will be voted as recommended by Management.**
If you are voting on behalf of a corporation you are required to provide your name and designation of office, e.g., ABC Inc. per John Smith, President.

Signature(s)

Date

DD / MM / YY

Signing Capacity

Interim Financial Statements - Mark this box if you would like to receive Interim Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

Annual Financial Statements - Mark this box if you would like to receive the Annual Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist.

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LION COPPER AND GOLD CORP.

Computershare

8th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1
www.computershare.com

Security Class

Holder Account Number

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Voting Instruction Form ("VIF") - Annual General Meeting to be held on July 25, 2025

NON-REGISTERED (BENEFICIAL) SECURITYHOLDERS

1. We are sending to you the enclosed proxy-related materials that relate to a meeting of the holders of the series or class of securities that are held on your behalf by the intermediary identified above. Unless you attend the meeting and vote in person, your securities can be voted only by management, as proxy holder of the registered holder, in accordance with your instructions.
2. **We are prohibited from voting these securities on any of the matters to be acted upon at the meeting without your specific voting instructions.** In order for these securities to be voted at the meeting, **it will be necessary for us to have your specific voting instructions.** Please complete and return the information requested in this VIF to provide your voting instructions to us promptly.
3. If you want to attend the meeting and vote in person, please write your name in the place provided for that purpose in this form. You can also write the name of someone else whom you wish to attend the meeting and vote on your behalf. Unless prohibited by law, the person whose name is written in the space provided will have full authority to present matters to the meeting and vote on all matters that are presented at the meeting, even if those matters are not set out in this form or the information circular. Consult a legal advisor if you wish to modify the authority of that person in any way. If you require help, please contact the Registered Representative who services your account.
4. **This VIF should be signed by you in the exact manner as your name appears on the VIF. If these voting instructions are given on behalf of a body corporate set out the full legal name of the body corporate, the name and position of the person giving voting instructions on behalf of the body corporate and the address for service of the body corporate.**
5. If a date is not inserted in the space provided on the reverse of this VIF, it will be deemed to bear the date on which it was mailed by management to you.
6. **When properly signed and delivered, securities represented by this VIF will be voted as directed by you, however, if such a direction is not made in respect of any matter, and the VIF appoints the Management Appointees, the VIF will direct the voting of the securities to be made as recommended in the documentation provided by Management for the meeting.**
7. Unless prohibited by law, this VIF confers discretionary authority on the appointee to vote as the appointee sees fit in respect of amendments or variations to matters identified in the notice of meeting or other matters as may properly come before the meeting or any adjournment thereof.
8. By providing voting instructions as requested, you are acknowledging that you are the beneficial owner of, and are entitled to instruct us with respect to the voting of, these securities.
9. If you have any questions regarding the enclosed documents, please contact the Registered Representative who services your account.
10. This VIF should be read in conjunction with the information circular and other proxy materials provided by Management.

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VIFs submitted must be received by 9:00 am (Pacific Time), on July 23, 2025.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone

- Call the number listed BELOW from a touch tone telephone.

1-866-734-VOTE (8683) Toll Free

To Vote Using the Internet

- Go to the following web site: www.investorvote.com
- **Smartphone?** Scan the QR code to vote now.

If you vote by telephone or the Internet, DO NOT mail back this VIF.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.
Voting by mail or by Internet are the only methods by which a holder may choose an appointee other than the Management appointees named on the reverse of this VIF. Instead of mailing this VIF, you may choose one of the two voting methods outlined above to vote this VIF.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER

Appointee(s)

I/We, being holder(s) of securities of Lion Copper and Gold Corp. (the "Company") hereby appoint: John Banning, CEO, or failing this person, Lei Wang, CFO, or failing this person, Edward Mayerhofer, solicitor for the Company (the "Management Appointees")

OR

If you wish to attend in person or appoint someone else to attend on your behalf, print your name or the name of your appointee in this space (see Note #3 on reverse).

as my/our appointee to attend, act and to vote in accordance with the following direction (or if no directions have been given, as the appointee sees fit) and on all other matters that may properly come before the Annual General Meeting of shareholders of the Company to be held at #1200 - 750 West Pender Street, Vancouver, BC, Canada V6C 2T8 on July 25, 2025 at 9:00 am (Pacific Time), and at any adjournment or postponement thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.

	For	Against	Abstain
1. **Number of Directors** To set the number of Directors at three (3).	☐	☐	☐

2. **Election of Directors**

	For	Withhold
01. Tom Patton	☐	☐
02. Tony Alford	☐	☐
03. Charles Travis Naugle	☐	☐

	For	Withhold
3. **Appointment of Auditors** Appointment of MNP LLP as Auditors of the Company for the ensuing year and authorizing the Directors to fix their remuneration.	☐	☐

	For	Against	Abstain
4. **Approval of 20% Rolling Stock Option Plan** To approve the Company's 20% rolling stock option plan, as more particularly described in the accompanying information circular.	☐	☐	☐

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Authorized Signature(s) – This section must be completed for your instructions to be executed.

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any VIF previously given with respect to the Meeting. **If no voting instructions are indicated above, and the VIF appoints the Management Appointees, this VIF will be voted as recommended by Management.**
If you are voting on behalf of a corporation you are required to provide your name and designation of office, e.g., ABC Inc. per John Smith, President.

Signature(s)

Date

DD / MM / YY

Signing Capacity

Interim Financial Statements - Mark this box if you would like to receive Interim Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

Annual Financial Statements - Mark this box if you would like to receive the Annual Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

If you are not mailing back your VIF, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist.

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